ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	September 30, 2004	Period Ended December 31, 2003	September 30, 2003

Balance Sheet

Cash and Due From Banks	$25,022	$21,824	$23,152
Federal Funds Sold	—	—	1,000
Securities Held-to-Maturity	5,571	6,756	7,012
Securities Available-for-Sale	319,516	299,031	284,517

Total Securities	325,087	305,787	291,529

Residential Real Estate Loans	174,757	173,963	174,337
Commercial Loans and Leases	155,283	147,142	144,814
Indirect Loans	117,209	97,163	91,238
Other Consumer Loans	62,450	58,803	58,062

Gross Loans and Leases	509,699	477,071	468,451
Less Unearned Income	991	630	382
Less Allowance for Loan and Lease Losses	6,031	6,069	5,984

Net Loans and Leases	502,677	470,372	462,085

Premises and Equipment, Net	12,301	10,410	10,228
Accrued Interest Receivable	4,307	4,017	4,091
Other Assets	14,631	13,845	15,367

Total Assets	$884,025	$826,255	$807,452

Non-Interest Checking Accounts	77,904	56,085	56,968
Interest Bearing Checking Accounts	83,574	85,614	85,490
Savings and MMDA Accounts	218,801	204,168	210,193
Time Deposits	261,651	215,533	210,183

Total Deposits	641,930	561,400	562,834

Short-Term Borrowings	52,417	68,483	40,996
Long-Term Borrowings	110,310	120,310	129,500
Accrued Interest Payable	1,360	1,244	1,125
Other Liabilities	9,049	8,665	7,735

Total Liabilities	815,066	760,102	742,190

Common Stock	3,942	3,910	3,903
Surplus	10,181	9,288	9,116
Unamortized Value of Restricted Stock	(1,093)	(563)	(500)
Undivided Profits	61,390	57,976	57,371
Accumulated Other Comprehensive Income	2,494	3,517	3,327
Treasury Stock	(7,955)	(7,955)	(7,955)

Total Shareholders’ Equity	68,959	66,153	65,262

Total Liabilities and Shareholders’ Equity	$884,025	$826,255	$807,452

Assets Under Trust Administration (Book Value)	$250,835	$223,242	$227,560

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Quarterly Average		Year to Date
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003

Balance Sheet

Cash and Due From Banks	$22,655	$20,371	$22,049	$19,975
Federal Funds Sold	988	982	5,415	2,847
Securities Held-to-Maturity	5,244	7,052	6,364	6,152
Securities Available-for-Sale	300,036	290,854	304,237	297,188

Total Securities	305,280	297,906	310,601	303,340

Residential Real Estate Loans	174,722	167,338	173,263	159,250
Commercial Loans & Leases	154,172	140,230	151,945	138,080
Indirect Loans	115,767	86,742	108,144	78,362
Other Consumer Loans	61,377	58,027	59,791	57,857

Gross Loans and Leases	506,038	452,337	493,143	433,549
Less Unearned Income	945	372	765	229
Less Allowance for Loan and Lease Losses	6,048	5,945	6,076	5,631

Net Loans and Leases	499,045	446,020	486,302	427,689

Premises and Equipment, Net	11,904	10,165	11,236	10,211
Accrued Interest Receivable	3,407	3,527	3,718	3,866
Other Assets	14,808	15,309	14,423	14,983

Total Assets	$858,087	$794,280	$853,744	$782,911

Non-Interest Checking Accounts	74,394	58,702	66,292	57,399
Interest Bearing Checking Accounts	82,653	85,056	83,045	83,108
Savings and MMDA Accounts	222,258	196,945	228,402	193,754
Time Deposits	252,431	208,747	239,247	220,158

Total Deposits	631,736	549,450	616,986	554,419

Borrowings	151,746	170,971	161,499	154,788
Other Liabilities	8,217	8,424	8,372	9,048

Total Liabilities	791,699	728,845	786,857	718,255

Common Stock	3,942	3,901	3,938	3,877
Surplus	10,181	9,075	10,058	8,512
Unamortized Value of Restricted Stock	(1,113)	(509)	(1,069)	(450)
Undivided Profits	60,856	56,733	59,698	54,588
Accumulated Other Comprehensive Income	477	4,190	2,217	6,065
Treasury Stock	(7,955)	(7,955)	(7,955)	(7,936)

Total Shareholders’ Equity	66,388	65,435	66,887	64,656

Total Liabilities and Shareholders’ Equity	$858,087	$794,280	$853,744	$782,911

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Three months ended September 30,		Nine months ended September 30,
	2004	2003	2004	2003

Income Statement

Interest Income	$10,108	$9,767	$30,211	$30,222
Interest Expense	3,127	3,042	9,148	9,913

Net Interest Income	6,981	6,725	21,063	20,309
Provision for Loan and Lease Losses	140	404	319	1,965

Net Interest Income After Provision for Loan and Lease Losses	6,841	6,321	20,744	18,344

Trust & Brokerage Income	422	329	1,303	1,004
Service Charges on Deposit Accounts	767	876	2,285	2,120
Investment Securities Gains	312	276	717	1,142
Gain on the Sale of Loans	67	3	156	105
Bank Owned Life Insurance	105	116	504	349
Net Premium on Sale of Branch	—	—	—	1,407
Other Operating Income	514	457	1,307	1,408

Total Other Income	2,187	2,057	6,272	7,535

Salaries and Employee Benefits	3,742	3,462	11,231	9,887
Occupancy Expense	1,105	827	3,262	2,682
Other Operating Expense	1,665	1,605	5,162	4,651

Total Other Expense	6,512	5,894	19,655	17,220

Net Income Before Taxes	2,516	2,484	7,361	8,659
Provision for Income Taxes	494	645	1,701	2,349

Net Income	$2,022	$1,839	$5,660	$6,310

Share and Per Share Data

Period Ending Shares Outstanding	3,566,963	3,528,075	3,566,963	3,528,075
Basic Average Shares Outstanding	3,566,963	3,525,733	3,563,259	3,502,469
Diluted Average Shares Outstanding	3,623,891	3,586,606	3,633,547	3,553,848

Basic Earnings Per Share	$0.57	$0.52	$1.59	$1.80
Diluted Earnings Per Share	$0.56	$0.51	$1.56	$1.78
Cash Dividends Declared	$0.21	$0.21	$0.63	$0.63
Book Value	$19.33	$18.50	$19.33	$18.50

ALLIANCE FINANCIAL CORPORATION
Consolidated Financial Information
($ in thousands)
Unaudited

	Three months ended September 30,		Nine months ended September 30,
	2004	2003	2004	2003

Key Ratios

Leverage Ratio	7.75%	7.80%	7.76%	7.80%

Return on Average Assets	0.94%	0.93%	0.88%	1.07%
Return on Average Equity	12.18%	11.24%	11.28%	13.01%
Net Interest Margin (Tax Equivalent)	3.65%	3.82%	3.69%	3.91%
Efficiency Ratio	71.03%	67.11%	71.90%	61.84%

Net Loans Charged-off to Average Loans and Leases, Annualized	0.13%	0.36%	0.10%	0.31%
Provision for Loan and Lease Losses to Average Loans and Leases, Annualized	0.11%	0.36%	0.09%	0.60%
Allowance for Loan and Lease Losses to Period-end Loans and Leases	1.18%	1.28%	1.18%	1.28%
Allowance for Loan and Lease Losses to Nonperforming Loans and Leases	144.61%	119.17%	144.61%	119.17%
Nonperforming Loans and Leases to Period-end Loans and Leases	0.82%	1.07%	0.82%	1.07%
Nonperforming Assets to Period-end Assets	0.48%	0.63%	0.48%	0.63%

Allowance for Loan Losses

Allowance for Loan Losses, Beginning of Period	$6,060	$5,978	$6,069	$6,019

Loans Charged-off	(231)	(495)	(669)	(1,275)
Recoveries of Loans Previously Charged-off	62	97	312	275

Net Loans Charged-off	(169)	(398)	(357)	(1,000)

Provision for Loan Losses	140	404	319	1,965

Allowance for Loan Losses, End of Period	$6,031	$5,984	$6,031	$5,984